SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   February 7, 2001

                              Express Scripts, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



    Delaware                    0-20199                              43-1420563
--------------------------------------------------------------------------------
(State or other            (Commission File No.)             (I.R.S. Employer
jurisdiction of                                             Identification No.)
corporation)



13900 Riverport Drive, Maryland Heights, Missouri                    63043
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:      (314) 770-1666


          (Former name or former address, if changed since last report)

Item 5.   Other Events

     On February 7, 2001, Express Scripts, Inc.(the "Company") issued a press release, selected portions of which are attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) The following Exhibit is filed as part of this report on Form 8-K:

                Exhibit 99.1 Press Release, dated February 7, 2001, by the Company

Item 9.   Regulation FD Disclosure

     The  following information is  furnished  pursuant to  Regulation  FD.

          Selected unaudited financial information included in the Company's February 7, 2001 press release is attached hereto as Exhibit 99.2 and incorporated herein by refernece

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EXPRESS SCRIPTS, INC.



Date:    February 8, 2001              By:    /s/ Barrett A. Toan
                                         --------------------------------
                                         Barrett A. Toan
                                         President and Chief Executive Officer



                                  EXHIBIT INDEX


 Exhibit No.     Description

   99.1         Press release, dated February 7, 2001, by Express Scripts, Inc.

   99.2 Unaudited Financial Information, dated February 7, 2001, by Express Scripts, Inc.